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      ING EQUITY TRUST, ING FUNDS TRUST, AND ING INVESTMENT FUNDS, INC.


                       Supplement dated March 13, 2006
                  to the current Class I Prospectuses for the Domestic Equity and Income Fund, Domestic Equity Growth Funds and Domestic
                             Equity Value Funds
                  Prospectus dated September 30, 2005 and the
               Fixed Income Funds Prospectus dated July 29, 2005


Effective immediately, the first paragraph following the sub-section entitled "Shareholder Guide - How to Purchase Shares - Purchase of Shares," is hereby deleted in its entirety and replaced with the following:

     The minimum initial investment for Class I shares is $1,000,000. Class I shares are available only to (i) qualified retirement plans such as 401(a), 401(k) or other defined contribution plans and defined benefit plans; (ii) insurance companies and foundations investing for their own account; (iii) wrap programs offered by broker-dealers and financial institutions; (iv) accounts of or managed by trust departments; (v) retirement plans affiliated with ING Groep N.V.; (vi) ING Groep N.V. affiliates for purposes of corporate cash management; and (vii) by other ING Funds in the ING Family of Funds.


                PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE